                                                                   EXHIBIT 10.B1

                    AMENDMENT dated as of July 15, 1999 (this "Amendment"), to the 5-Year Revolving Credit Agreement dated as of November 20, 1997 (the "Credit Agreement"), among PP&L, INC. ("PPL"), a Pennsylvania corporation and PP&L CAPITAL FUNDING, INC., a Delaware corporation ("Finance Co."), as Borrowers (the "Borrowers"); PP&L RESOURCES, INC., a Pennsylvania corporation ("Resources"), as guarantor of the obligations of Finance Co. thereunder; the banks from time to time party thereto (the "Banks") and THE CHASE MANHATTAN BANK, a New York banking corporation, as fronting bank, as collateral agent, and as agent for the Banks to the extent and in the manner provided in Section 8 therein (in such capacity, the "Agent").

          WHEREAS, the Borrowers have requested that the Banks amend certain provisions of the Credit Agreement as set forth herein;

          WHEREAS, the Banks are willing, on the terms, subject to the conditions and to the extent set forth below, to provide such amendments; and

          WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1.  Amendment to Credit Agreement.  Section 1.2 of the Credit
                      -----------------------------
Agreement is amended by replacing the amount "$500,000" contained in such section with the amount "$1,000,000".

          SECTION 2.  Amendment to Credit Agreement.  Subsection (a) of Section
                      -----------------------------
1.4 of the Credit Agreement is amended by replacing the first sentence with the following:

     "The outstanding principal balance of each Loan shall be due and payable by the Borrower to which such Loan was made on the Expiry Date."

          SECTION 3.  Amendment to Credit Agreement.  Section 3.4 is amended by
                      -----------------------------
replacing such section with the following:
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     "3.4  Net Payments.  All payments under this Agreement shall be made
           ------------
     without set-off or counterclaim and in such amounts as may be necessary in order that all such payments of principal and interest in connection with Loans (after deduction or withholding for or on account of (i) any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof, excluding any tax on or measured by the net income of a Bank pursuant to the income tax laws of the jurisdiction where such Bank's principal or lending office is located or in which such Bank maintains a place of business (all such non-excluded taxes, levies, imposts, duties or other charges, the "Taxes") and (ii) any taxes on or measured by the net income payable by any such Bank with respect to the amount by which the payments required to be made by this (S) 3.4 exceed the amount otherwise specified to be paid under this Agreement) shall not be less than the amounts otherwise specified to be paid under this Agreement; and the Borrowers further agree to pay and to save the Agent, the Fronting Bank and the Banks (and any participant, to the extent provided in Section 10.6(b)(B)) harmless, on an after-tax basis, from all liability for Taxes on or in connection with Loans or any payments thereunder, and any interest, penalties or additions with respect thereto, provided, however,
                                                            -----------------
     that such interest, penalties and additions are not a result of any action, omission or failure to act on the part of the Agent, the Fronting Bank or the Banks. A certificate as to any additional amounts payable to any Bank under this (S) 3.4 submitted to the applicable Borrower by such Bank shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be final, conclusive and binding upon all parties hereto. With respect to each deduction or withholding for or on account of any Taxes, the applicable Borrower shall promptly furnish to each Bank such certificates, receipts and other documents as may be required (in the judgment of such Bank) to establish any tax credit to which such Bank may be entitled."

          SECTION 4.  Amendment to Credit Agreement.  Subsection (a) of each of
                      -----------------------------
Section 5.1A and Section 5.1B of the Credit Agreement is amended by replacing the words "Price Waterhouse" with "PricewaterhouseCoopers".

          SECTION 5.  Amendment to Credit Agreement.  Section 7.6A to the Credit
                      -----------------------------
Agreement is amended by replacing the words "Regulations G, U or X" contained in such Section with "Regulation U or X".

          SECTION 6.  Amendment to Credit Agreement.  Section 7.9A of the Credit
                      -----------------------------
Agreement is amended by replacing such section with the following:

     "7.9A  Subsidiaries.  The assets of all Subsidiaries of PPL, excluding
            ------------
     intangible transition property created under the
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                                                                               3

     Pennsylvania Electricity Generation Customer Choice and Competition Act held by PP&L Transition Bond Company LLC, a subsidiary of PPL, or any similar special purpose company organized for the purpose of issuing bonds payable from revenues associated with such transition property, do not comprise in the aggregate more than 35% of the total consolidated assets of PPL."

          SECTION 7.  Amendment to Credit Agreement.  Section 7.11A of the
                      -----------------------------
Credit Agreement is amended by replacing such section with the following:

     "7.11A  Public Utility Holding Company Act.  PPL is not a "holding company"
             ----------------------------------
     within the meaning of the Public Utility Holding Company Act of 1935, as amended."

          SECTION 8. Amendment to Credit Agreement.  Section 10.1 of the Credit
                     -----------------------------
Agreement is amended by deleting the definition of "364-Day Agreement".

          SECTION 9.  Amendment to Credit Agreement.  Section 10.1 of the Credit
                      -----------------------------
Agreement is amended by replacing the definition of "Bank" with the following:

     "'Bank' shall mean each Person listed on Schedule I hereto and any other
       ----
     Person that shall have become a party hereto as a result of an assignment pursuant to Section 10.6(b)(A) hereto, other than any such Person that ceases to be a party hereto as a result of an assignment pursuant to
     Section 10.6(b)(A) hereto."

          SECTION 10.  Amendment to Credit Agreement.  Section 10.1 of the
                       -----------------------------
Credit Agreement is amended by replacing the definition of "Commitment" with the following:

     "'Commitment', for each Bank, shall mean the amount specified opposite its
       ----------
     name on Schedule I hereto or in the assignment pursuant to which such Bank shall have assumed its Commitment, as applicable, such Commitment to be reduced by the amount of any reduction thereto effected pursuant to (S) 1.7, (S) 6 and/or (S) 10.6(b)(A)."

          SECTION 11.  Amendment to Credit Agreement.  Subsection (i) of the
                       -----------------------------
definition of "Indebtedness" contained in Section 10.1 of the Credit Agreement is amended by replacing the parenthetical with the following:

     "(the amount of any such obligation to be the net amount that would be payable upon the acceleration, termination or liquidation thereof)"

          SECTION 12.  Amendment to Credit Agreement.  Section 10.1 of the
                       -----------------------------
Credit Agreement is amended by adding the following
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                                                                               4

language to subsection (a) of the definition of "Interest Period" after the words "on the date of such Loan":

     "or on the last day of the most recent Interest Period applicable thereto"

          SECTION 13. Amendment to Credit Agreement.  Section 10.1 of the Credit
                      -----------------------------
Agreement is amended by replacing the definition of "Non-Recourse Indebtedness of PPL" with the following:

     "'Non-Recourse Indebtedness of PPL' shall mean (a) indebtedness that is
       --------------------------------
     nonrecourse to PPL or any of its Subsidiaries and (b) any transition bonds issued by PP&L Transition Bond Company LLC, a subsidiary of PPL, or any similar special purpose company organized for the purpose of issuing bonds payable from revenues associated with intangible transition property created under the Pennsylvania Electricity Generation Customer Choice and Competition Act or other assets of PP&L Transition Bond Company LLC or any such other special purpose company, provided that (i) such bonds are
                                         --------
     nonrecourse to PPL or any of its subsidiaries (other than PP&L Transition Bond Company LLC or any such other special purpose company) and (ii) the aggregate amount of such transition bonds shall not exceed $2,850,000,000."

          SECTION 14.  Amendment to Credit Agreement.  Section 10.1 of the
                       -----------------------------
Credit Agreement is amended by replacing the definition of "Non-Recourse Indebtedness of Resources" with the following:

     "'Non-Recourse Indebtedness of Resources' shall mean (a) indebtedness that
       --------------------------------------
     is nonrecourse to Resources, either Borrower or any of PPL's Subsidiaries and (b) any transition bonds issued by PP&L Transition Bond Company LLC, a subsidiary of PPL, or any similar special purpose company organized for the purpose of issuing bonds payable from revenues associated with intangible transition property created under the Pennsylvania Electricity Generation Customer Choice and Competition Act or other assets of PP&L Transition Bond Company LLC or any such other special purpose company, provided that (i)
                                                            --------
     such bonds are nonrecourse to PPL or any of its subsidiaries (other than PP&L Transition Bond Company LLC or any such other special purpose company) and (ii) the aggregate amount of such transition bonds shall not exceed $2,850,000,000."

          SECTION 15.  Amendment to Credit Agreement.  Section 10.6(b)(A) of the
                       -----------------------------
Credit Agreement is amended by deleting clause (iii) of the proviso in its entirety and then renumbering clause (iv) to be clause (iii).
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                                                                               5

          SECTION 16.  Amendment to Credit Agreement.  Section 10.6(b)(B) of the
                       -----------------------------
Credit Agreement is amended by replacing the proviso contained in the last sentence of such section with the following:

     "provided that such participant shall be entitled to receive additional
      --------
     amounts under (S)(S) 1.8, 2.5 and 3.4 on the same basis as if it were a Bank but in no case shall be entitled to any amount greater than would have been payable had the Bank not sold such participations."

          SECTION 17.  Representations and Warranties.  The Borrowers and
                       ------------------------------
Resources hereby represent and warrant to each Bank, on and as of the date hereof, and after giving effect to this Amendment, that:

          (a) the representations and warranties set forth in Sections 7.A and 7.B of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date; and

          (b) no Default or Event of Default has occurred and is continuing.

          SECTION 18.  Effectiveness.  The amendments to the Credit Agreement
                       -------------
set forth in this Amendment shall become effective only upon receipt by the Agent of duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrowers, Resources and the Required Banks.

          SECTION 19.  Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN
                       -------------
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 20.  Counterparts.  This Amendment may be executed in any
                       ------------
number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 21.  Expenses.  The Borrowers agree to pay all expenses
                       --------
incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including the fees, charges and disbursements of counsel.

          SECTION 22.  Headings.  Section headings used herein are for
                       --------
convenience of reference only, are not part of this
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                                                                               6

Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

          SECTION 23.  EFFECT OF THIS AMENDMENT GENERALLY.  Except as expressly
                       ----------------------------------
set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Banks under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                              PP&L INC.,

                              By: /s/ James E. Abel
                                  -------------------------
                                  Name:  James E. Abel
                                  Title: Vice President-
                                   Finance and Treasurer


                              PP&L CAPITAL FUNDING, INC.,

                              By: /s/ Russell R. Clelland
                                  -------------------------
                                  Name:  Russell R. Celland
                                  Title: Manager-Finance

                              PP&L RESOURCES, INC.,

                              By: /s/ James E. Abel
                                  -------------------------
                                  Name:  James E. Abel
                                  Title: Vice President-
                                   Finance and Treasurer

                              THE CHASE MANHATTAN BANK,
                              individually and as
                              Agent and Fronting Bank,

                              By: /s/ Jaimin Patel
                                  --------------------------
                                  Name:  Jaimin Patel
                                  Title: Vice President

                              CITIBANK, N.A.,

                              By: /s/ Robert J. Harrity, Jr
                                  --------------------------
                                  Name:  Robert J. Harrity, Jr.
                                  Title: Managing Director


                              THE BANK OF NEW YORK,

                              By: /s/ John N. Watt
                                  --------------------------
                                  Name:  John N. Watt
                                  Title: Vice President


                              THE BANK OF NOVA SCOTIA

                              By: /s/ J. Alan Edwards
                                  --------------------------
                                  Name:  J. Alan Edwards
                                  Title: Authorized Signatory


                              CREDIT SUISSE FIRST BOSTON,

                              By: /s/ Douglas E. Maher
                                  --------------------------
                                  Name:  Douglas E. Maher
                                  Title: Vice President


                              By: /s/ James P. Moran
                                  --------------------------
                                  Name:  James P. Moran
                                  Title: Director


                              DEUTSCHE BANK AG, NEW YORK BRANCH
                              and/or CAYMAN ISLANDS BRANCH,

                              By: /s/
                                  --------------------------
                                  Name:
                                  Title:

                              THE FIRST NATIONAL BANK OF CHICAGO,

                              By: /s/ George R. Schanz
                                  --------------------------
                                  Name:  George R. Schanz
                                  Title: First Vice President


                              FIRST UNION NATIONAL BANK,

                              By: /s/ Michael J. Kolosowsky
                                  --------------------------
                                  Name:  Michael J. Kolosowsky
                                  Title: Vice President


                              THE FUJI BANK, LIMITED, NEW YORK BRANCH

                              By: /s/
                                  --------------------------
                                  Name:
                                  Title:


                              MELLON BANK, N.A.,

                              By: /s/ Mark W. Rogers
                                  --------------------------
                                  Name:  Mark W. Rogers
                                  Title: Vice President


                              NATIONSBANK, N.A.,

                              By: /s/ Michael R. Williams
                                  --------------------------
                                  Name:  Michael R. Williams
                                  Title: Managing Director


                              TORONTO DOMINION (TEXAS), INC.,

                              By: /s/ Alva J. Jones
                                  -------------------------
                                  Name: Alva J. Jones
                                  Title: Vice President